UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 30, 2009

Freedom Tax Credit Plus L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-24652	13-3533987
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 30 2009, Freedom Tax Credit Plus L.P. (the “Partnership”) completed its liquidation and winding-up, and has filed a certificate of cancellation with the Secretary of State of the State of Delaware and will file a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), after which the Partnership will no longer be required to file reports under Sections 13 and 15(d) of the Exchange Act.  The Partnership transferred its entire cash balance, after setting aside a reserve for the payment of accrued operating expenses and accrued liquidation expenses, to a paying agent for distribution to investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Tax Credit Plus L.P.

		By:	Related Freedom Associates L.P.,
a General Partner

			By:	Related Freedom Associates Inc.,
its General Partner
Date:	June 30, 2009
				By:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer